UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 30, 2023
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2023, Fred D. Bauer, Vice President – General Counsel & Secretary of Applied Industrial Technologies, Inc. (the “Company”), gave notice to the Company that he would retire from his employment with the Company effective as of January 31, 2023. Mr. Bauer has agreed to continue in his role as the Company’s Secretary while the Company continues its search for a new General Counsel.

Mr. Bauer will retire after over 30 years of service to the Company, including over 20 years as its General Counsel and Secretary.

Recognizing Mr. Bauer’s exceptional service and continuing value to the Company, the Executive Organization & Compensation Committee (the “Committee”) of the Company’s Board of Directors, also on January 24, 2023, authorized the Company to enter into a consulting agreement (the “Agreement”) with Mr. Bauer (the “Consultant”), so that Consultant can continue to assist the Company and work to ensure a smooth transition to his successor. Pursuant to the Agreement, the Consultant will provide legal consulting services (the “Services”) for a term commencing on February 1, 2023 and continuing until March 31, 2023 (“Consulting Period”). The Consultant will receive $44,131 per month for the Services and will be reimbursed for reasonable and normal business expenses incurred in connection with performance of the Services. In addition, the Agreement provides that the Management Incentive Plan proration period for the Consultant’s outstanding award will include the Consulting Period, that Stock Appreciation Rights (“SARs”) previously granted to Consultant will vest upon Consultant’s retirement on January 31, 2023, but the three (3) year period in which Consultant may exercise the SARs will commence after the last day of the Consulting Period, and that the performance shares and Restricted Stock Units proration periods for Consultant’s previously granted awards will include the Consulting Period.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosure set forth under Item 1.01 is hereby incorporated under this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

Date: January 30, 2023	By: /s/ David K. Wells
David K. Wells, Vice President-Chief Financial Officer & Treasurer